Contingencies and Provisions	12 Months Ended
Mar. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Contingencies and Provisions	Contingencies and Provisions
Contingencies
Beginning in October 2021, the Company and certain of the Company's officers and directors were named as defendants to an application for authorization to bring a securities class action filed before the Superior Court of Quebec, and the Company and certain of the Company's officers and directors were named as defendants in a securities class action brought in U.S. district court for the Eastern District of New York (a separate action brought in the Southern District of New York was voluntarily dismissed after a lead plaintiff was appointed in the Eastern District of New York action). The application and action are sought on behalf of purchasers of our Common Shares, and are based upon allegations that the defendants made false and/or misleading statements to the public and seek unspecified damages. The Company and management intend to vigorously defend against each of these proceedings.
On October 22, 2021, CloudofChange, LLC, a non-practising entity, filed a patent infringement lawsuit against the Company in the Western District of Texas. The patents at issue in the suit include U.S. Patents Nos. 9,400,640, 10,083,012 and 11,226,793. These patents generally relate to web-based point of sale builder systems. The Company and management intend to vigorously defend against the action.
Based on the preliminary nature of the proceedings in the above mentioned matters, the outcomes remain uncertain and have not been provisioned for.
Provisions
A provision of $1,775 is included in accounts payable and accrued liabilities as disclosed in note 19 in respect of the settlement of a threatened litigation against one of the Company’s subsidiaries. Lightspeed was indemnified against the potential liability resulting therefrom as part of the acquisition of the subsidiary and the full potential amount of such liability was recovered as part of an indemnification payment received by the Company during the fiscal year ended March 31, 2022.
The Company settled a provision of $1,487 during the fiscal year ended March 31, 2022 in respect of a litigation matter settled without any admission of wrongdoing by the Company. The Company was partially insured against potential liability in the matter and received an insurance payment of $516 during the fiscal year ended March 31, 2022. The settlement amount paid, net of the insurance payment received, was recognized within general and administrative expenses in the consolidated statements of loss and comprehensive loss.
The Company is involved in other litigation and claims in the normal course of business. Management is of the opinion that any resulting provisions and ultimate settlements would not materially affect the financial position and operating results of the Company.
Restructuring
During the fiscal year ended March 31, 2022, the Company announced a restructuring plan for its operations. The restructuring expense consists entirely of costs related to terminations of employment for a total of $803 as at March 31, 2022 (2021 - $1,760)